Exhibit 99.1 April 2023 cbbank.com

Forward Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of CVB Financial Corp. and Citizens Business Bank (collectively, the “Company”) and are subject to significant risks and uncertainties that could cause actual results or performance to differ materially from those projected. You should not place undue reliance on these statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include, among others, changes in the U.S. economy or local, regional and global business, economic and political conditions; the impacts of the ongoing COVID-19 pandemic; changes in laws or the regulatory environment, including trade, monetary and fiscal policies and laws; inflation or deflation, interest rate, market and monetary fluctuations; possible changes in our levels of capital or liquidity; possible credit related impairments or declines in the fair value of our loans and securities; the effect of acquisitions we have made or may make; changes in the competitive environment, including technological changes; cybersecurity and fraud threats; changes in the commercial and residential real estate markets; changes in customer preferences, borrowing and savings habits; geopolitical conditions, threats of terrorism or military action, catastrophic events or natural disasters such as earthquakes, drought, pandemics, climate change and extreme weather; fraud and cybersecurity threats; and unanticipated legal or regulatory proceedings. These factors also include those contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements that the Company or its management may make from time to time. These forward-looking statements speak solely as of the date they are made and are based only on information then actually known to the Company’s executives who are making the associated statements. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures—Certain financial information provided in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors and analysts should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or as superior to, measures prepared in accordance with GAAP. These measures may or may not be comparable to similarly titled measures used by other companies. cbbank.com 2

CVB Financial Corp. (CVBF) ▪ Total Assets: $16.3 Billion ▪ Gross Loans: $ 8.9 Billion ▪ Total Deposits (Including Repos): $12.8 Billion ▪ Total Equity: $ 2.0 Billion ➢ Largest financial institution headquartered in the Inland Empire region of Southern California. Founded in 1974. 3 cbbank.com

Bank Accomplishments & Ratings ➢ 184 Consecutive Quarters of Profitability ➢ 134 Consecutive Quarters of Cash Dividends ➢ Ranked #1 Forbes, 2023 Best Banks in America (February 2023) ➢ Ranked #4 Forbes, 2022 Best Banks in America (January 2022) ➢ Ranked #1 Forbes, 2021 Best Banks in America (January 2021) ➢ Ranked #1 Forbes, 2020 Best Banks in America (January 2020) ➢ Ranked #4 Forbes, 2019 Best Banks in America (January 2019) ➢ Ranked #2 Forbes, 2017 Best Banks in America (January 2017) ➢ Ranked #1 Forbes, 2016 Best Banks in America (January 2016) ➢ Ranked #3 in S&P Global Market Intelligence’s 2022 Top 50 Public Banks ➢ BauerFinancial Report ▪ Five Star Superior Rating ❖ 54 Consecutive Quarters ➢ Fitch Rating ▪ BBB+ (April 2023) ➢ One of the 10 largest bank holding companies in CA As of 4/11/2023 CVB Financial Corp. is the holding company for Citizens Business Bank SNL Financial ranking of largest bank holding companies in CA, as of 3/31/2023 4 cbbank.com

62 Business Financial Centers 3 CitizensTrust Locations Corporate Office Business Financial Centers CitizensTrust cbbank.com

Our Vision Citizens Business Bank will strive to become the premier financial services company operating throughout the state of California, servicing the comprehensive financial needs of successful small to medium sized businesses and their owners. cbbank.com 6

Target Customer The best privately-held and/or family-owned businesses throughout California ▪ Annual revenues of $1-300 million ▪ Top 25% in their respective industry ▪ Full relationship banking ▪ Build long-term relationships cbbank.com 7

Three Areas of Growth De Novo Acquisitions San Diego (2014) American Security Bank (2014) Oxnard (2015) County Commerce Bank (2016) Santa Barbara (2015) Valley Business Bank (2017) San Diego (2017) Community Bank (2018) Stockton (2018) Suncrest Bank (2022) Modesto (2020) cbbank.com 8

Acquisition Strategy Banks: ➢ Target size: $1 billion to $10 billion in assets ➢ Financial & Strategic ➢ In-market and/or adjacent geographic market (California) Banking Teams: ➢ In-market ➢ New markets cbbank.com 9

Relationship Banking Model


Customer
Relationship Manager (Bank)
Marketing
Credit Management Division
Agribusiness
Citizens Home Lending
Asset Based Lending
Construction Lending
Dairy & Livestock
Government Services
Treasury Management
International Services
SBA
Real Estate
Specialty Banking
CitizensTrust/ Wealth Management
Bankcard/ Processing
Citizens Equipment Financing

cbbank.com
10

CVBF Balance Sheet Profile March 31, 2023 Deposits & Wholesale Securities Assets Loans Repos Funding Cash D&L & Repos 1% Agri Other 4% Others Muni 3% 9% 9% 9% Agency Interest- C&I 9% bearing 10% 35% Securities $1.4B Loans $5.7B 35% $8.9B $12.8B $16.3B MBS CMO 55% 60% 22% Noninterest- CRE bearing FHLB ST 78% 61% borrowings 100% 100% Core Customer Deposits Capital Ratios as of March 31, 2023 TCE Tier 1 Leverage CET1 Tier 1 RBC Total RBC 7.8% 9.7% 13.8% 13.8% 14.6% cbbank.com 11

Q1 2023 Financial Highlights • ROATCE = 20.59% • ROAA = 1.47% Profitability • NIM = 3.45% • Efficiency Ratio = 39.50% • Q1’23 Net Income = $59.3 million / EPS = $0.42 • 30% increase in Net Income vs. Q1’22 Income Statement • 10% decrease in Net Income vs. Q4’22 • Q1‘23 Cost of deposits = 0.17% • Loans decreased sequentially by $137 million ~ 1.5% Balance Sheet • Total deposits decreased sequentially by $564 million ~ 4.4% • Noninterest deposits 64% of Total Deposits at quarter end • $1.4 billion short-term FHLB borrowings at quarter end • Q1 Net charge-offs = $77K • NPA/TA = 0.04% (NPA = $6.2 million) Asset Quality • Classified loans = $67 million or 0.75% of total loans • ACL = $86.5 million or 129% of classified loans • CET1 Ratio = 13.8% Capital • Total Risk-Based Ratio = 14.6% • Tangible Common Equity Ratio = 7.8% cbbank.com 12

Selected Ratios 2020 2021 2022 Q1’22 Q4’22 Q1’23 ROATCE 14.25% 15.93% 18.85% 13.08% 23.65% 20.59% NIM 3.59% 2.97% 3.30% 2.90% 3.69% 3.45% Cost of Deposits 0.12% 0.04% 0.05% 0.03% 0.08% 0.17% Performance Cost of Funds 0.13% 0.05% 0.06% 0.03% 0.13% 0.49% Efficiency Ratio 41.40% 41.09% 38.98% 46.93% 36.31% 39.50% NIE % Avg. Assets 1.49% 1.24% 1.28% 1.36% 1.32% 1.36% NPA % Total Assets 0.12% 0.04% 0.03% 0.08% 0.03% 0.04% Credit Quality Net Charge-Offs 0.00% 0.04% (0.01%) 0.00% (0.00%) 0.00% (Recoveries) to Avg. Loans CET1 Ratio 14.8% 14.9% 13.5% 13.6% 13.6% 13.8% Capital Total Risk-Based Capital 16.2% 15.6% 14.4% 14.4% 14.4% 14.6% Ratio cbbank.com 13

Selected Highlights Q1’22 Q4’22 Q1’23 ($ in Thousands) Net Interest Income $ 112,840 $137,395 $ 125,728 Noninterest Income 11,264 12,465 13,202 Noninterest Expense (excl. Acq. exp.) 52,600 54,419 54,881 Acquisition Expense 5,638 - - Income Statement PTPP 65,866 95,441 84,049 Provision for (Recapture of) Credit 2,500 2,500 1,500 Losses Earnings before Income Taxes 63,366 92,941 82,549 Net Income $45,560 $66,168 $59,270 cbbank.com 14

Selected Highlights Q1’22 Q4’22 Q1’23 ($ in Thousands) Average Loans $ 8,500,436 $ 8,868,673 $ 8,963,323 Average PPP Loans 158,928 12,114 8,238 Average Total Securities 5,776,440 5,842,283 5,762,728 Average Balance Average Noninterest-bearing Deposits 8,720,728 8,702,899 8,092,704 Sheet Average Total Deposits & Customer 14,865,211 14,207,486 13,264,705 Repurchase Agreements Average Borrowings 51 161,197 971,701 Loan-to-deposit 59.92% 64.79% 70.50% Noninterest-bearing deposits/Total Deposits 61.48% 63.58% 63.65% cbbank.com 15

Pretax-Pre Provision Income ($ in Millions) 2.31% 2.16% 2.09% 2.02% 1.54% $84.0 $95.4 $91.9 $85.7 $65.9 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 PTPP income (Non -GAAP*) PTPP ROAA (Non-GAAP*) * We use certain non-GAAP financial measures to provide supplemental information regarding our performance. cbbank.com 16

Net Interest Income and NIM ($ in Millions) $137.4 $133.3 $2.0 $3.4 $125.7 $121.9 $1.2 $3.2 3.91% $112.8 3.82% $4.7 3.51% 3.69% 3.20% 3.46% 3.45% 2.93% 3.16% $135.4 $129.9 $124.6 $118.7 2.90% 0.49% $108.1 0.13% 0.05% 0.04% 0.03% Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Earning Asset Yield Net Interest Margin Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Cost of Funds PPP interest/fees & Disc Accr cbbank.com 17

Dividends – 134 Consecutive Quarters $0.80 100% $0.77 134 Consecutive Quarters $0.72 $0.72 $0.72 More than 30 years of cash 90% dividends since 1989 80% $0.56 $0.54 70% $0.48 $0.48 60% 47.25% 50% 40% 30% 20% 10% 0% 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 12/31/2020 12/31/2021 12/31/2022 Q1 2023 Dividends per Share Dividend Payout Ratio * Dividend payout ratio calculated on per share basis. cbbank.com 18 ANNUALIZED

Strong Capital Ratios CVBF CET1 % KRX Avg CET1 % Regulatory Min. 14.9% 13.8% 13.6% 13.6% 13.4% 13.5% 12.5% 12.2% 11.9% 11.8% 11.8% 7.0% 7.0% 7.0% 7.0% 7.0% 7.0% Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Capital Ratios 14.6% As of Q1 2023 13.8% 13.8% 4.1% $463MM 9.7% 5.3% $758MM $591MM 6.8% 5.7% $903MM 10.5% 8.5% 7.0% 4.0% T1 Leverage CET1 T1 RBC Total RBC Regulatory Minimum + Capital Conservation Buffer Excess Capital * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 19

CET1 Ratio Trend CVBF KRX 17.1 16.9 15.1 Community 14.9 Suncrest 14.9 14.9 14.8 14.8 14.6 14.6 Bank Q3’18 Q1’22 14.5 14.3 14.1 13.8 13.8 13.6 13.6 13.5 13.4 13.0 12.9 12.8 12.8 12.8 12.5 12.5 12.2 12.1 12.1 12.0 12.0 12.0 12.0 12.0 12.0 12.0 11.9 11.8 11.8 11.7 11.7 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 2022 2022 2023 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 20

Credit Quality NPA % Total Assets Classified Loans % Total Loans 0.94% 0.12% 0.87% 0.75% 0.71% 0.04% 0.04% 0.03% 2020 2021 2022 Q1'23 2020 2021 2022 Q1'23 Allowance for Credit Losses Net Charge-Offs (Recoveries) to Average Loans 1.12% 0.82% 0.94% 0.97% 0.04% $93.7 $86.5 $85.1 0.00% 0.00% $65.0 (0.01%) 2020 2021 2022 Q1'23 2020 2021 2022 Q1'23 ACL ACL % Total Loans cbbank.com 21 ACL ($ in Millions) Allowance % Total Loans

Net Charge-Offs % Average Loans CVBF KRX 0.08% 0.06% 0.06% 0.05% 0.05% 0.05% 0.04% 0.04% 0.04% 0.04% 0.04% 0.04% 0.03% 0.03% 0.03% 0.03% 0.02% 0.02% 0.02% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% -0.01% -0.01% -0.01% -0.03% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 22

NPA / Average Assets % CVBF KRX 0.63% 0.61% 0.56% 0.51% 0.51% 0.51% 0.49% 0.49% 0.47% 0.47% 0.45% 0.45% 0.42% 0.37% 0.33% 0.30% 0.30% 0.28% 0.28% 0.27% 0.18% 0.17% 0.17% 0.14% 0.13% 0.12% 0.12% 0.12% 0.12% 0.10% 0.10% 0.09% 0.09% 0.08% 0.08% 0.06% 0.06% 0.05% 0.04% 0.04% 0.03% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 23

Classified Loans / Total Loans % CVBF KRX 2.1% 2.1% 2.0% 1.9% 1.8% 1.8% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 1.5% 1.5% 1.5% 1.4% 1.4% 1.3% 1.2% 1.1% 1.0% 1.0% 0.9% 0.9% 0.9% 0.9% 0.8% 0.8% 0.8% 0.8% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.7% 0.6% 0.6% 0.6% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 24

Classified Loan Trend ($ in Thousands) $78,658 $76,170 $1,737 $9,334 $66,977 $9,968 $64,108 $63,651 Other* $1,770 $12,262 $6,866 $5,085 $12,047 SFR mortgage $10,625 $10,372 $11,566 $7,636 SBA $12,167 $20,753 $2,316 $9,005 Dairy & livestock and $16,576 agribusiness $1,530 $10,030 Commercial and $3,651 industrial $41,440 CRE - Non-owner $33,880 $32,797 occupied $29,119 $24,621 CRE - Owner occupied Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 *Other includes various loan segments cbbank.com 25

CECL Update

Highlights

- ✓ Provision for credit loss of $1.5mm in Q1 2023
- ✓ Lifetime historical loss models - Macroeconomic variables include GDP, Unemployment Rate, & CRE price index
- ✓ Weighting of multiple forecasts

Key Economic Assumptions – Weighted Forecast

	FY'23	FY'24	FY'25
GDP % Change	1.4%	0.9%	2.4%
Unempl. Rate	4.2%	5.1%	4.8%

Q1 2023 Allowance by Portfolio



78%
10%
6%
3%
2%
1%
0%
Commercial real estate: 78%
Commercial and industrial: 10%
Dairy & livestock and agribusiness: 6%
SBA: 3%
Construction: 2%
Consumer and other loans: 1%
SFR mortgage: 0%
Municipal lease finance receivable: 0%
PPP: 0%

Allowance for Credit Losses – by Loan Type

($ in Millions)	12/31/2022		3/31/2023		Variance	
Segmentation	ACL Balance	% of Loans	ACL Balance	% of Loans	ACL Balance	% of Loans
C&I	$10.2	1.08%	$8.9	1.00%	$(1.3)	-0.08%
SBA	$2.8	0.97%	$2.7	0.96%	$(0.1)	-0.01%
Real estate:						
Commercial RE	$64.8	0.94%	$67.1	0.97%	$2.3	0.03%
Construction	$1.7	1.93%	$1.7	1.99%	$0.0	0.06%
SFR Mortgage	$0.4	0.14%	$0.4	0.16%	$0.0	0.02%
Dairy & livestock	$4.4	1.01%	$4.8	1.55%	$0.4	0.54%
Municipal lease	$0.3	0.36%	$0.3	0.36%	$0.0	0.00%
Consumer and other	$0.5	0.69%	$0.6	0.84%	$0.1	0.15%
Sub Total (Excluding PPP)	**$85.1**	**0.94%**	**$86.5**	**0.97%**	**$1.4**	**0.03%**
PPP	$0.0	0.00%	$0.0	0.00%	$0.0	0.00%
Total	**$85.1**	**0.94%**	**$86.5**	**0.97%**	**$1.4**	**0.03%**

cbbank.com

26

Relationship-Centered Deposit Base 100% Core Deposits - 0% Brokered Deposits March 31, 2023 March 31, 2022 Total Deposits & Customer Repos Total Deposits & Customer Repos Repos Repos 4% 4% Interest-bearing Interest-bearing 36% 35% Noninterest-bearing 61% Noninterest-bearing 60% Cost of Interest-Bearing Deposits and Repos March 2022 March 2023 0.07% 0.54% cbbank.com 27

Business vs Consumer Deposits Q1 2022 Q1 2023 Non- Non- Analyzed Analyzed Business Business Accounts Accounts Consumer 35% Consumer 37% 23% 25% Analyzed Analyzed Business Business Accounts Accounts 40% 40% cbbank.com 28

Diverse Deposit Base Consumer 23% Manufacturing 9% Construction 7% Other Real Estate Other Industries* Rental and Leasing 12% 7% Public Administration 6% Agriculture, Forestry, Fishing and Hunting 2% Professional, Scientific, and Educational Services Technical Services 2% 5% Retail Trade Transportation and 3% Warehousing Finance and Insurance 3% Wholesale Trade 4% 3% Escrow and Health Care and Property Management Title Social Assistance 5% 4% 4% *Other Industries include various industries that represent less than 2%. cbbank.com 29

Deposit Relationship Tenure Q1 2023 Q1 2022 Q4 2022 Over 10 Over 10 Over 10 Years Years Years 41% 42% 40% 3 to 10 3 to 10 3 to 10 Years Years Years 36% 36% 34% Less than 3 Less than 3 Less than 3 Years Years Years 23% 24% 24% > 75% of our customer deposit relationships have banked with CBB for 3 years or more cbbank.com 30

Cost of Deposits 6.00% CVBF KRX Fed Funds Rate 5.00% 5.00% For the Last 5 Years CVBF Ranked Among the 5 Lowest Cost of Deposits 4.00% of the 50 Banks in the KRX Index 3.00% 2.50% 1.75% 2.00% 0.72% 0.82% 1.00% 0.35% 0.15% 0.17% 0.25% 0.08% 0.21% 0.05% 0.00% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2018 2019 2020 2021 2022 2023 * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX (50 Banks) cbbank.com 31

Deposits by Region Average # of Center Total Deposits Total Deposits Deposits per Locations (12/31/22) (3/31/23) Center (3/31/23) ($ in Thousands) (3/31/23) Los Angeles County 21 $5,177,824 $4,989,500 $237,595 Inland Empire 9 3,552,798 3,459,104 384,345 (Riverside & San Bernardino Counties) Central Valley and Sacramento 15 2,331,632 2,130,360 142,024 Orange County 10 1,796,647 1,660,544 166,054 Central Coast 5 450,786 407,159 81,432 San Diego 2 91,905 105,317 52,658 Other 84 10,120 Total 62 $13,401,676 $12,762,105 $205,840 *Includes Customer Repurchase Agreements. cbbank.com 32

Brokered Deposits / Total Deposits % CVBF KRX 4.94% 4.64% 4.63% 4.58% 4.47% 4.43% 4.38% 4.31% 4.10% 3.98% 3.73% 3.43% 3.37% 2.89% 2.76% 2.34% 2.21% 2.20% 2.11% 1.96% 1.94% 1.09% 0.76% 0.76% 0.75% 0.74% 0.74% 0.72% 0.60% 0.59% 0.27% 0.27% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% * Source: S&P Capital IQ. Unweighted Average NASDAQ Regional Banking Index KRX cbbank.com 33

Deposit Characteristics - Uninsured ($ in Billions) Estimated Uninsured Deposit & Repo Analysis 3/31/23 (1) Total Deposits & Customer Repos $12.8 Less: Insured Deposits (4.3) Less: Collateralized Deposits (0.9) Less: Collateralized Repos (0.5) (2) Est. Uninsured Deposits , excluding items above $7.1 Est. Uninsured (excluding collateralized) as % of Total Deposits & Customer Repos 56% (1) Total Deposits and Customer Repurchase Agreements as reported on CVB Financial Corp.’s First Quarter 2023 Earnings Release (2) Est amount of uninsured deposits of $8 billion to be reported on RC-O of the FFIEC 041 Call Report for 3/31/23 cbbank.com 34

Sources of Liquidity ➢ 100% Core Customer Deposits (no brokered deposits) ➢ Borrowing Capacity: ✓ FHLB: $4.9 billion (secured) ✓ FRB Discount Window: > $800 million (secured) ✓ Other: > $300 million (unsecured) As of March 31, 2023: $1.4 billion FHLB Short-Term Advances ➢ Unpledged AFS Securities - $1.7 billion cbbank.com 35

Loan Trends Q1 2022 vs Q1 2023 $9,079 Total +$351 $8,774 $8,692 $8,592 $8,942 4% growth CRE +$479 7% growth $6,950 $6,885 $6,685 $6,644 $6,471 $952 $949 $942 $925 $898 C&I ($27) $592 $536 $521 $517 $503 Other($89) $323 $434 $274 D&L and $308 $293 Agribus. +$15 $311 $297 $297 $291 $283 SBA($28) Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 *Other includes other loan segments that are not listed above, such as Construction, SFR Mortgage. cbbank.com 36

Line Utilization Trends


52%
45%
43%
47%
41%
41%
46%
50%
48%
47%
47%
51%
46%
53%
49%
49%
71%
53%
52%
69%
81%
69%
66%
67%
78%
68%
39%
31%
28%
29%
26%
27%
27%
29%
31%
32%
32%
33%
28%
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Total
D&L
C&I

cbbank.com
37

Loans by Type C&I CRE Owner $0.90B 28.0% Commercial and industrial 10.1% Dairy & livestock and agribusiness 3.4% CRE $6.95B SBA 3.2% SFR mortgage 2.9% Construction 0.9% Municipal lease CRE Non-Owner finance receivable 49.7% SBA - PPP 0.9% 0.1% Consumer and other Other loans 0.8% $1.09B cbbank.com 38

Commercial Real Estate Loans Collateral Type Owner/Non-Owner Occupied Hospitality Non- Medical Farmland 1% Owner 5% 7% 64% Industrial Other 33% 11% Multi- Family 12% Owner Retail Office 36% 14% 17% cbbank.com 39

CRE by Collateral Origination Year % of Avg. Size Classified Balance Collateral LTV at 2017 or ($ in Owner ($ in 2023 2022 2021 2020 2019 2018 ($ in Type Origination earlier Millions) Occupied Thousands) Millions) Industrial 2,292 49% 50% 1,606 4 3% 21% 20% 12% 7% 7% 30% Office 1,172 25% 55% 1,715 0 1% 22% 14% 17% 10% 6% 30% 994 11% 48% 1,738 3 3% 22% 18% 13% 7% 9% 28% Retail Multi- 832 1% 50% 1,576 0 6% 20% 18% 19% 11% 9% 17% Family Other 624 55% 47% 1,422 15 1% 15% 19% 12% 13% 10% 30% Farmland 518 99% 46% 1,514 21 1% 21% 17% 22% 11% 6% 22% 322 33% 59% 1,559 3 1% 12% 17% 14% 6% 9% 41% Medical Other RE 196 9% 51% 1,883 0 5% 24% 15% 4% 6% 8% 38% Rental & Leasing $ 6,950 36% 50% $ 1,616 $ 46 3% 20% 18% 14% 9% 8% 28% Total cbbank.com 40

C&I by Industry % of Balance C&I Industry ($ in Millions) Manufacturing: 15% Total Real Estate Rental and Leasing 208 23% Wholesale Trade: 11% Manufacturing 137 15% Real Estate Rental and Leasing: 23% Wholesale Trade 95 11% Construction 74 8% Arts, Entertainment, and Recreation 53 6% Construction: 8% Professional, Scientific, and Technical 49 5% Services Health Care and Social Assistance 45 5% Other: 19% Arts, Entertainment, Transportation and Warehousing 38 4% and Recreation: 6% Retail Trade 32 4% Professional, Scientific, Other 167 19% and Technical Services: 5% Total $ 898 100% Health Care and Social Assistance: 5% Transportation and Warehousing: 4% Retail Trade: 4% cbbank.com 41

Loans by Region # of Average Center Total Loans Loans per % Locations (3/31/23) Location ($ in Thousands) (3/31/23) Los Angeles County 21 $161,994 $ 3,401,875 38.0% Central Valley and Sacramento 15 139,279 2,089,192 23.4% Orange County 10 120,127 1,201,271 13.4% Inland Empire 9 103,703 933,323 10.4% (Riverside & San Bernardino Counties) Central Coast 5 93,231 466,154 5.2% San Diego 2 174,056 348,111 3.9% Other California 139,269 1.6% Out of State 363,294 4.1% Total 62 $144,234 $ 8,942,489 100.0% cbbank.com 42

Appendix Non-GAAP Reconciliation cbbank.com

Reconciliation of Return on Average Tangible Common Equity (Non-GAAP) The return on average tangible common equity is a non-GAAP disclosure. We use certain non-GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. For the Year Ended December 31, Three Months Ended March 31, December 31, March 31, 2019 2020 2021 2022 2022 2022 2023 (Dollars in thousands) Net Income $ 207,827 $ 177,159 $ 212,521 $ 2 35,425 $ 45,560 $ 66,168 $ 59,270 Add: Amortization of intangible assets 10,798 9,352 8,240 7,566 1,998 1,724 1,720 Less: Tax effect of amortization of intangible assets [1] (3,192) (2,765) (2,436) (2,237) (591) (510) (508) Tangible net income $ 2 15,433 $ 183,746 $ 218,325 $ 2 40,754 $ 46,967 $ 67,382 $ 60,482 Average stockholders' equity $ 1,939,961 $ 1,991,664 $ 2,063,360 $ 2,066,463 $ 2,243,335 $ 1,918,983 $ 1,978,244 Less: Average goodwill (665,026) (663,707) (663,707) (764,143) (759,014) (765,822) (765,822) Less: Average intangible assets (48,296) (38,203) (29,328) (25,376) (28,190) (22,610) (20,983) Average tangible common equity $ 1,226,639 $ 1,289,754 $ 1,370,325 $ 1,276,944 $ 1,456,131 $ 1,130,551 $ 1,191,439 Return on average equity, annualized [2] 10.71% 8.90% 10.30% 11.39% 8.24% 13.68% 12.15% Return on average tangible common equity, annualized [2] 17.56% 14.25% 15.93% 18.85% 13.08% 23.65% 20.59% [1] Tax effected at respective statutory rates. [2] Annualized where applicable. cbbank.com 44

Reconciliation of PTPP Return on Average Assets (Non-GAAP) The Pretax-pre provision income (“PTPP”) return on average assets is a non-GAAP disclosure. We use certain non- GAAP financial measures to provide supplemental information regarding our performance. We believe that presenting the return on average tangible common equity provides additional clarity to the users of our financial statements. Year Ended December 31, Three Months Ended March 31, December 31, March 31, 2019 2020 2021 2022 2022 2022 2023 (Dollars in thousands) Net Income $ 207,827 $ 177,159 $ 212,521 $ 235,425 $ 45,560 $ 66,168 $ 59,270 Add: Provision for(recapture of) credit losses 5 ,000 23,500 (25,500) 10,600 2,500 2,500 1,500 Add: Income tax expense 83,247 72,361 85,127 92,922 1 7,806 2 6,773 23,279 Pretax-pre provision income $ 296,074 $ 273,020 $ 272,148 $ 338,947 $ 65,866 $ 95,441 $ 84,049 Average total assets $ 1 1,302,901 $ 1 2,929,813 $ 1 5,350,521 $ 1 6,911,661 $ 17,383,950 $ 16,395,160 $ 16,313,136 Return on average assets [1] 1.84% 1.37% 1.38% 1.39% 1.06% 1.60% 1.47% PTPP Return on average assets [1] 2.62% 2.11% 1.77% 2.00% 1.54% 2.31% 2.09% [1] Annualized where applicable. cbbank.com 45

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